EXHIBIT 32.2

                        Certification of CFO Pursuant to

18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report on Form 10-QSB of Total Luxury Group, Inc. (the "Company") for the three months ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert M. Lawand , as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                        /s/ Robert M. Lawand
                                                        ------------------------
                                                        Robert M. Lawand
                                                        Chief Financial Officer

                                                        Date: May 21, 2006